                                                                    EXHIBIT 24.1

                              FLOWSERVE CORPORATION

                                POWER OF ATTORNEY



The undersigned does hereby make, constitute and appoint Ronald F. Shuff with full power to act as true and lawful attorney, in his name, place and stead to sign on his behalf, as a director of Flowserve Corporation (the "Company"), the Company's Registration Statements on Form S-8 and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Flowserve Corporation common stock and plan interests, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, together with any other instruments that such attorney shall deem necessary or advisable in connection therewith, giving and granting to such attorney full power and authority to do and to perform every act necessary or advisable in furtherance of the purposes thereof as fully as he could do himself, with full power of substitution and revocation, hereby ratifying and confirming all that such attorney may or shall lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

                                           /s/William C. Rusnack
                                           --------------------------------
                                           William C. Rusnack


Dated:  June 24, 1999.

                              FLOWSERVE CORPORATION

                                POWER OF ATTORNEY



The undersigned does hereby make, constitute and appoint Ronald F. Shuff with full power to act as true and lawful attorney, in her name, place and stead to sign on her behalf, as a director of Flowserve Corporation (the "Company"), the Company's Registration Statements on Form S-8 and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Flowserve Corporation common stock and plan interests, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, together with any other instruments that such attorney shall deem necessary or advisable in connection therewith, giving and granting to such attorney full power and authority to do and to perform every act necessary or advisable in furtherance of the purposes thereof as fully as she could do herself, with full power of substitution and revocation, hereby ratifying and confirming all that such attorney may or shall lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set her hand on the date indicated below.

                                             /s/Diane C. Harris
                                             --------------------------------
                                             Diane C. Harris


Dated:  June 28, 1999.

                              FLOWSERVE CORPORATION

                                POWER OF ATTORNEY



The undersigned does hereby make, constitute and appoint Ronald F. Shuff with full power to act as true and lawful attorney, in his name, place and stead to sign on his behalf, as a director of Flowserve Corporation (the "Company"), the Company's Registration Statements on Form S-8 and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Flowserve Corporation common stock and plan interests, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, together with any other instruments that such attorney shall deem necessary or advisable in connection therewith, giving and granting to such attorney full power and authority to do and to perform every act necessary or advisable in furtherance of the purposes thereof as fully as he could do himself, with full power of substitution and revocation, hereby ratifying and confirming all that such attorney may or shall lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

                                            /s/Charles M. Rampacek
                                            --------------------------------
                                            Charles M. Rampacek


Dated:  June 28, 1999.

                              FLOWSERVE CORPORATION

                                POWER OF ATTORNEY



The undersigned does hereby make, constitute and appoint Ronald F. Shuff with full power to act as true and lawful attorney, in his name, place and stead to sign on his behalf, as a director of Flowserve Corporation (the "Company"), the Company's Registration Statements on Form S-8 and amendments thereto relating to issuance, through or in connection with employee benefit plans, of Flowserve Corporation common stock and plan interests, to be filed with the Securities and Exchange Commission (the "SEC") pursuant to the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, together with any other instruments that such attorney shall deem necessary or advisable in connection therewith, giving and granting to such attorney full power and authority to do and to perform every act necessary or advisable in furtherance of the purposes thereof as fully as he could do himself, with full power of substitution and revocation, hereby ratifying and confirming all that such attorney may or shall lawfully do or cause to be done by virtue hereof.


IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated below.

                                          /s/James O. Rollans
                                          --------------------------------
                                          James O. Rollans


Dated:  June 28, 1999.